Exhibit 10.8

\ Diversey/\ !lQd<l(a f>'W arioni ., 8CHEMI\ DIPHn1;r::TTO DI F'OFr'i/\ZT.OUE E L/11./fJ[:(_l ['.<f:'H\:1--:iiflJTOid;:1 -:r_·r11,-·,, 1/ENDlTORE TECillC<.J ['E"fl GliMJ!ll r;fJC:!IH ll![JIJ:3Tli!J id.'iilc!IT·H!'. Sede Amminj.strativa: f1iJ.2no - vi A. Meucci 110 Addetti a tempo indeter·minato: n.3? op rai n. 156 impiegat·_i n.10 d.i.r'igent.i. C.C.JJ.L. applicato: Industria Chimica Figura pr·ofession3le alla zione e lavoro: VENDITORE TARE. qu3l e' preor·di11qto il contr· 1 to di fct·rri TECNICO PER GR.r1NIJI CL IFNTT Hl[il.::;T:n, ALil:tn-Num01·0 di cor1tr·atti da stipular·e: uno Durata d l contratto: 211 mesi Tempi di assunz icne: r ntro duo? m·: si d.:il 1;"1 data di S'/as i011e-a.: .:;en2:) Inquadr.:i.mento iniziale: Impiegnto li vellci 11 D 11 lndu.s .ria Chir:-ij C8. '•.v ' lndustri;:-t Chimicci PROGRAMt·l;\ l'ELLA F·om:A?.H1NF: Il giovane. verrn' inserito gradualrnenLe, pern.12 mc::;.i_ ccH1m2n ;_ .:-n.'.. di a.:Jsistenza tecnj ca rr esso cli nti Jn costr:inte af'f.ianc.:i.m'-:.H1t.o con '.'e 1-ditor·i tecnic:i e t'esponsabi li di prodotto. Verra' istr·uito alla compt·ensione delle cat·atterist:.ictl0. t\J 'r.PJl.:i .l·.:•:! de . rrodotti cletergenti e disinfett:anti commerci;::i_li.zzrlti (!.1:1.: n.'_ . /1zii_:::nd:l verso il merr::a -o delle lndustr'i8 alimentari, ln m··:ido ci;1 .i.ntr?t'prr:-t; r-: 11 mcglio le moc! lit ' c cor1dizionipplicati e.

VIA MEUCCI '10 - ?.0128 MILA JO . TELE:FONO 02/2593041 (5 lin":A) ::''.i9:J 1<t1 Cl linf • l - TELEX 340230 OIVSFY ! TELEFAX 2Sfi69GU - C/\SEll.A POSTAl.E 71 - 215013 CPEMA - JNOlf:HlZO TELEGflf.S-ICO ()!VEASEY - Mil.ANO Per que.s!-,o pi·irno pr.:riodo E.'-' previ.'Jto l'i_nqu8dr-3rn13nt.,o al li.ve]J.(1 JI[)'' Im piegati Induntr1. Cl1jmicR. Successj_vnm r1te a iJ sLa fase, ne8li ultc rj_rJri 12 m•:-::;i. 1 C'.ltt'r-: al pro eguire q 11,1nto ,3c;pr3 verra' i.str·uit,rJ alJe ter:n.i.ctie che vend.t1··-1, m0dril.i.ta' di visit,;:i, 1 t-:;mpi. rJj controllo, .ser·1izio post-vendJta, U .J.liZ.1:<=11lclO t d in funzion di 1j!lant0 rtppreSO nella f::i:-:'.:': precAd nLc. M0DALITA' DI SVOLGTMEllTO DELLA rnnnA7.lf):IF, HI AZ. IEllDP. La formione sara 1 di tipo t orico appl.icati.vo per la pro ressiva a8r1ui- siz]one delle cap0c.i.ta' profe sion::tli t;Ui P. 1 pri::.'ordinata la for·mazi0n . Come indicato, J.' arJdestramr::n!-,o s;::ira' realizzato sottola cost-J.nte gllid ed affJ.ancamento di pPi·a nale gia' qt1alificnto 1 quali tecr1ici di l bor1-torio, responsablli rli prodotto, vcnditori tecnici. L'JstruzioneVAr1·at impnrtitn conriferiment0 aiseguentt ccn1t nuti programmi; - conoscenza dei prodotti e delle caratteristiche chimico-fi::::iche 1.n r:ip por·to alla natur·a formulativa e applicazione; ccnoscenza dellen1odalita 1 appli.cative, l'ottimizzazionedell'L1so, i benefici e risultati conscguenti; conoscenza delle tecniche di approccio, vendita e servizio. Utilizzazione al r·iguardo dei concetti di costo/efficacia; acquisizione dell'atitonomia operativa tipica della posizione di cui al iprogetto di for·mJzione. Il tutto si svolger·a 1 r1ell'2mbito a Bagnolo Cremasco,ellaSede Clientela. dei localidella Amminiotrativadi .Sede di Stabil.imento Milanoe pressoJ.2 Si ritiene utile specificare he il rapporto di formazione e lavor0, oggett.o di questo s hem.:1, per la parte contrattuctle e normativ-?.., .saro.' regolarizzato, oltre che dal C.C.N.L. Industr·ia Chimica, dnll'Acco1 do Intercot1federale 8 maggio 1986, e cl1e la ris/ azienda aderir;c al la Con findust.rin medi.::tnte un 1\:1rp(H'to nssociativo nei conf'ronti dell'Assolom barda. STABILIMENTO Bo\GNOLO CflU.M$CO 1cn1 - T[I f.X :11 l/l )f_; ()lVS!'Y ITEI.El OtlO O:J7ltl;Ul';12 - c r; p 1(}1J:);>(i7 fJAGNOl.O CRfMASCO 1c:n1 CAP l 10f>0(10Q0(l(l l lT vrns : CC1!\ IU) :J"i /Clll. flf:(l :;nc CllEM!\ VOL"' N f!nO - COOICF. rt<:;CAl.l'. F. PAllTITA IVAN 01l!O:_>l1in!Qti . --· ----· -.-·--·..-. ·,,-_·.-..-.·-·-.. ,

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